EXHIBIT 99.1
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P R E S S   R E L E A S E
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   [GRAPHIC OMITTED]                                         [GRAPHIC OMITTED]
[LOGO - AMERICAN TOWER]                                     [LOGO - SPECTRASITE]

FOR IMMEDIATE RELEASE

                           AMERICAN TOWER AND SPECTRASITE
                             STOCKHOLDERS APPROVE MERGER
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BOSTON, MASSACHUSETTS AND CARY, NORTH CAROLINA- AUGUST 3, 2005 - American Tower
Corporation (NYSE: AMT) and SpectraSite, Inc. (NYSE:SSI) announced that at separate special meetings of stockholders held today, both companies received the necessary stockholder approvals with respect to the companies' previously announced merger.

American Tower stockholders approved the issuance of Class A Common Stock to SpectraSite stockholders in connection with the merger transaction, with approximately 75% of shares outstanding cast in favor of the proposal. SpectraSite stockholders approved the definitive merger agreement and the merger transaction, with approximately 79% of shares outstanding cast in favor of the proposal. In addition, the American Tower stockholders approved the amendment and restatement of American Tower's Restated Certificate of Incorporation, with approximately 74% of shares outstanding cast in favor of the proposal.

Jim Taiclet, Chairman and Chief Executive Officer of American Tower said, "We truly appreciate the support of our combined stockholders. We look forward to closing the merger, executing our integration plans, and pursuing the expanded opportunities of our combined company for the benefit of our customers and stockholders."

Steve Clark, President and Chief Executive Officer of SpectraSite said, "We are very pleased that our stockholders recognize and support the compelling strategic and economic benefits of the merger."

On May 3, 2005, American Tower and SpectraSite signed a definitive merger agreement whereby American Tower and SpectraSite will merge in a stock for stock exchange in which stockholders of SpectraSite will receive 3.575 shares of American Tower Class A common stock for each share of SpectraSite common stock. The companies currently anticipate that the closing of the merger will occur on or about August 8, 2005.

ABOUT AMERICAN TOWER

American Tower is the leading independent owner, operator and developer of broadcast and wireless communications sites in North America. American Tower operates over 14,800 sites in the United States, Mexico, and Brazil, including approximately 300 broadcast tower sites. For more information about American Tower Corporation, please visit our website WWW.AMERICANTOWER.COM.

ABOUT SPECTRASITE

SpectraSite, Inc. (www.spectrasite.com), based in Cary, North Carolina, is one of the largest wireless tower operators in the United States. At June 30, 2005, SpectraSite owned or operated approximately 10,000 revenue producing sites, including 7,834 towers and in-building systems primarily in the top 100 markets in the United States. SpectraSite's customers are leading wireless communications providers, including Cingular, Nextel, Sprint PCS, T-Mobile and Verizon Wireless.

CONTACTS

American Tower Corporation                          SpectraSite, Inc.
Michael Powell                                      Steven Lilly
Director of Investor Relations                      SVP, Finance and Treasurer
Telephone:  (617) 375-7500                          Telephone:  (919) 465-6803

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Statements in this press release and all statements made from time to time by representatives of American Tower and SpectraSite regarding the transaction between American Tower and SpectraSite, the expected timetable for completing the transaction, the future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about American Tower and SpectraSite management's future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of American Tower's and SpectraSite's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability of American Tower to successfully integrate SpectraSite's operations and employees; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in American Tower's and SpectraSite's filings with the Securities and Exchange Commission ("SEC"), including the registration statement on Form S-4 initially filed with the SEC on May 27, 2005, which are available at the SEC's website HTTP://WWW.SEC.GOV. The information set forth herein speaks only as of the date hereof, and American Tower and SpectraSite disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this press release.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, on May 27, 2005, American Tower filed with the SEC a Registration Statement on Form S-4, containing a Joint Proxy Statement/Prospectus, which was declared effective on June 16, 2005. INVESTORS AND SECURITY HOLDERS OF AMERICAN TOWER AND SPECTRASITE ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT AMERICAN TOWER, SPECTRASITE, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final Joint Proxy Statement/Prospectus was mailed to stockholders of American Tower and SpectraSite on or about June 23, 2005. Investors and security holders of American Tower and SpectraSite may obtain copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about American Tower and SpectraSite, without charge, at the SEC's website http://www.sec.gov. These documents may also be obtained for free from American Tower by directing a request to American Tower Corporation, Investor Relations, 116 Huntington Ave, Boston, MA 02116 or for free from SpectraSite by directing a request to SpectraSite at SpectraSite, Inc., 400 Regency Forest Drive, Cary, NC 27511, Attention: Secretary.

PARTICIPANTS IN SOLICITATION

American Tower, SpectraSite and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from American Tower and SpectraSite shareholders in respect of the proposed transaction. Information regarding American Tower's participants is available in American Tower's Annual Report on Form 10-K for the year ended December 31, 2004, and the proxy statement, dated April 27, 2005, for its 2005 annual meeting of stockholders, which are filed with the SEC. Information regarding SpectraSite's participants is available in SpectraSite's Annual Report on Form 10-K for the year ended December 31, 2004 and the proxy statement, dated March 31, 2005, for its 2005 annual meeting of shareholders, which are filed with the SEC. Additional information regarding the interests of such participants is included in the Registration Statement containing the Joint Proxy Statement/Prospectus filed with the SEC.


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